MUNIYIELD NEW YORK INSURED FUND, INC.

FILE # 811-6500

ATTACHMENT 77O

TRADE DATE	DESCRIPTION OF SECURITY	ISSUE SIZE	AMOUNT PURCHASED	LIST OF UNDERWRITERS
11/5/2004	NYC GO 5% 11/1/34	1,161,950,000	4,200,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt & Cross

AG Edwards & Sons

Advest

Apex Pryor

CIBC World Markets

Commerce Capital Markets

Banc of America

RBC Dain Rauscher

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

11/23/2004	NYC Muni Water Fin Auth 5% 6/15/36	935,480,000	4,000,000

Goldman Sachs

First Albany

Merrill Lynch

UBS Financial Services

Bear Stearns

Citigroup

JP Morgan

Siebert Brandford Shank Co.

Banc of America

MR Beal & Co.

RBC Dain Rauscher

Edwards & Sons

First American Municipals

Raymond James & Assoc.

Roosevelt & Cross

Wachovia

Goldman

12/13/2004	NYC GO 5% 12/1/33	1,148,265,000	2,300,000

UBS Financial

Bear Stearns

Morgan Stanley

Citigroup

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt

Advest

Apex Pryor Securities

Banc of America

CIBC World Markets

Commerce Capital Markets

RBC Dain Rauscher

AG Edwards & Sons

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

2/17/2005	New York City 5% 3/1/30 or 35	950,765,000	5,000,000

UBS Financial

Bear Stearns

Morgan Stanley

Citigroup

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt

Advest

Apex Pryor Securities

Banc of America

CIBC World Markets

RBC Dain Rauscher

AG Edwards & Sons

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia

3/16/2005	NY State Thruway Authority 5% 1/1/30	624,570,000	2,500,000	Citigroup UBS Financial Merrill Lynch Bear Stearns Advest Banc of America CIBC World Markets First Albany Capital Jackson Securities Raymond James & Assoc.
3/28/2005	Puerto Rico Electric Power Auth 5% 7/1/29 - 7/1/30	993,450,000	7,345,000	JP Morgan Merrill Lynch Morgan Stanley Banc of America Citigroup Goldman Sachs Lehman Brothers Raymond James & Assoc. Ramirez & Co. UBS Financial Services Wachovia Bank
4/15/2005	City of NY GO 5% 4/1/35	857,130,000	9,000,000

Morgan Stanley

Bear Stearns

Citigroup

UBS Financial

MR Beal & Co.

First Albany Capital

Goldman Sachs

JP Morgan

Lehman Brothers

Merrill Lynch

Ramirez & Co.

Roosevelt & Cross

AG Edwards & Sons

Advest

Apex Pryor

America Securities

RBC Dain Rauscher

Jackson Securities

Janney Montgomery

Legg Mason Wood Walker

Loop Capital Markets

Popular Securities

Prager, Sealy & Co.

Raymond James & Assoc.

Wachovia